Exhibit 99.1
FINANCIAL COMMUNITY PRESENTATION June 2010

Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may be beyond our control and may cause our actual future results to differ materially from expectations. We do not undertake to update our forward-looking statements. Factors that could affect our results include, but are not limited to: price volatility and demand, particularly in higher margin products; geologic, equipment and operational risks associated with mining; changes in general economic conditions, including coal and power market conditions; the availability and costs of competing energy resources; legislative and regulatory developments; risks associated with environmental laws and compliance; developments in greenhouse gas emission regulation and treatment; coal mining laws and regulations; labor availability and relations; the outcome of pending or future litigation; changes in the costs to provide healthcare to eligible active employees and certain retirees under postretirement benefit obligations; changes in contribution requirements to multi-employer retiree healthcare and pension funds; reductions of purchases or deferral of shipments by major customers; availability and costs of credit; customer performance and credit risks; inflationary trends; worldwide economic and political conditions; downturns in consumer and company spending; supplier and contract miner performance and the availability and cost of key equipment and commodities; availability and costs of transportation; the Company's ability to replace coal reserves; the outcome of commercial negotiations involving sales contracts or other transactions; our ability to respond to changing customer preferences; failure to comply with debt covenants; the effects of mergers, acquisitions and divestitures; and weather patterns affecting energy demand. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to the Company's Form 10-K and Form 10-Q reports. Patriot Coal Statement on Forward-Looking Information

Investment Highlights More than 1.8 billion tons of proven and probable reserves Multiple basins, multiple mining operations, multiple shipping options Significant undeveloped metallurgical and thermal reserves Organic growth projects & strategic acquisitions to satisfy demand in a growing market Ability to boost production rapidly to capitalize on opportunities Long-established customer relationships and expertise to increase exports significantly

Patriot History Patriot Spin-off 2007 Spun-off from Peabody Energy in October 2007 1.2 billion tons of reserves and 23 million tons of production More than 50 years of operating history $739 million stock merger in July 2008 Operations in CAPP, complementary to Patriot's operations 600 million tons of reserves and 16 million tons of production Rationalized 5-7 million tons of production in response to market Idled or closed Jupiter, Remington and Samples operations Developed lower-cost Blue Creek and Hill Fork mines Magnum Acquisition 2008 Mine Optimization 2009

Comprehensive review of mine properties in response to markets Operational improvements Continued development of key new mines Strengthened balance sheet & liquidity The Path to Increased Shareholder Value Enhancing long-term shareholder value Flexibility to selectively increase production Plans to increase met shipments to at least 7.5 million tons Continued focus on operations and cost control Completed recapitalization & expanded credit facility 2010 Building Strength Ability to increase met shipments to over 9.0 million tons Resumption of organic growth plans Resumption of acquisition strategy Charting the Future 2009 Navigating Change

CNX MEE(1) ANR(2) PCX BTU ARLP ICO ACI JRCC TECO WLT CLF East 58 46 41 33 29 26 16 12 10 9 7 2 Leading Eastern Producer & Reserve Holder Note: Based on public company filings and investor presentations (1) Pro forma for acquisition of Cumberland Resources (2) Q4 2009 pro forma Alpha and Foundation, annualized Eastern Coal Production - 2009 (Tons in millions) #4 eastern coal producer Leading producer of metallurgical coal Second largest reserve holder in Central Appalachia Eastern U.S. Reserves (Tons in millions) CNX BTU MEE(1) PCX ANR ICO ACI ARLP JRCC TECO WLT CLF East 4244 3566 2740 1842 1588 1090 711 647 271 264 153 106

PCX ACI ANR BTU CNX ICO JRCC MEE 0.77 1.62 1.76 1.22 1.75 0.79 1.51 1.09 Market Cap Reserve Value per Ton Valued at a discount relative to coal peers

Product Diversification 1st Qtr 3rd Qtr 4th Qtr East 0.69 0.68 0.52 0.65 West 0.31 0.32 0.16 0.35 North 0 0.11 0.21 APP CAPP thermal NAPP ILB ILB Underground Surface 2009 Tons Sold 32.8 Million Tons Mining Method 67% Reserves 1.8 Billion Tons Diverse locations, products & mining methods Significant met coal exports 2009 Met Shipments Domestic Export Met

Production in Three Coal Basins IL OH KY MO Northern Appalachia Federal Central Appalachia Big Mountain Logan County Blue Creek Paint Creek Campbell's Creek Panther Corridor G Rocklick Kanawha Eagle Wells Illinois Basin Bluegrass Dodge Hill Highland Baltimore Newport News Norfolk New Orleans WV Multiple quality & transportation options

Safety Performance Over 40% improvement in reported incidence rates in the past 5 years Key components of safety success include: State-of-the-art training facility Mine emergency response drills Mine rescue teams 2006 2007 2008 2009 1Q2010 Patriot Surface 1.46 1.5 1.89 1.66 1.18 Industry Surface 2.41 2.23 2.11 2.09 1.85 Patriot Underground 6.33 5.14 5.07 4.97 3.93 Industry Underground 7.27 6.93 6.57 5.9 4.91 Safety Incidence Rates (per 200,000 man-hours)

Q2 2010 Operations Update Federal Move to South panel in June Anticipate 20-day process Vacation period moved to begin in late June Geologic issues on headgate reduced production and yield Panther Planned mid-panel 16-day move completed in April Over 12 days of production delays due to equipment issues & ventilation adjustments Harris Production idled for 9 days Air flow impeded by geologic "squeeze" Required ventilation adjustments Will result in higher cost per ton in Q2 Expect improved cost per ton in H2 2010

Global BFI Production 90 100 Cli k t dit M t btitl t l 60 70 80 nes Click to edit Master subtitle style 30 40 50 Million Tonn China Others South Korea India Japan South America 10 20 North America C.I.S. Europe 0 Jan-97 Jul-97 Jan-98 Jul-98 Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10 Data through: April-10 12 Led by China, BFI production rebounding

Global BFI Production 1 000 1,200 Cli k t dit M t btitl t l 800 1,000 nnes China Other South America Click to edit Master subtitle style 400 600 Million Ton North America Japan Commonwealth of Independent States 0 200 depe de t European Union 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010F 2011F Source: International Iron & Steel Institute; McCloskey 13 BFI production expected to continue strong growth

Robust Chinese Met Imports Chinese Met Coal Exports & Imports 40 Cli k t dit M t btitl t l 20 30 nnes Imports Exports Net Imports Click to edit Master subtitle style 0 10 Million Ton (20) (10) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Q1 2009 Q1 2010 Source: IHS McCloskey. Imports sourced from Australia, Canada and U.S.A. 14 Chinese met coal imports rose significantly in 2009

Domestic Steel Capacity p y Utilization 90 100 60 Cli k t dit M t btitl t l 70 80 tion Click to edit Master subtitle style 40 50 Percent Utilizat 10 20 30 P 0 Jan-02 May-02 Sep-02 Jan-03 May-03 Sep-03 Jan-04 May-04 Sep-04 Jan-05 May-05 Sep-05 Jan-06 May-06 Sep-06 Jan-07 May-07 Sep-07 Jan-08 May-08 Sep-08 Jan-09 May-09 Sep-09 Jan-10 May-10 Data through: 05/29/10 15 Domestic steel mill utilization trending higher

Met Coal Flexibility 0.6 0.7 9.3 Cli k t dit M t btitl t l 7.5 0.5 Click to edit Master subtitle style 2010E Panther Black Oak Other Organic Growth Total Available 16 Able to increase met to over 9.0 million tons

Panther Met Coal Potential Growth Potential Announced a deal to sell 1.5 million tons of met quality coal to steel mills in Pacific Rim; mainly sourced from Panther mine Shipments from April 2010 through early 2011 Panther base met tons increasing from 0.4 million tons in 2009 to at least 2.0 million tons in 2010 Up to an additional 0.5 million met tons of capacity

Significant Leverage To Rising Prices - Met Priced Volumes (Tons in millions) Average Selling Price per Ton (1) (Priced tons; $ per ton) $175-$225 Current Market (High Volatile A) $125-$175 Current Market (High Volatile B) (1) Short tons "at-the-mine", depending on specific quality Estimated shipments increasing from 5.4 million tons in 2009 to at least 7.5 million tons in 2010 Panther met quality tons sourced to Pacific Rim Incremental production from Black Oak mine beginning in late 2010 Q2 - Q4 2010 5.4 mt Full Year 2011 1.3 mt

Eastern U.S. Utility Coal Inventory 100 120 Cli k t dit M t btitl t l 80 ons Click to edit Master subtitle style 40 60 Million To Significant decline in early 2010 0 20 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Source: Genscape 19 Eastern inventory levels grew throughout 2009

Global Thermal Demand 40 Liquids Cli k t dit M t btitl 25 t l 30 35 s Nuclear Renewables Natural gas Coal Click to edit Master subtitle style 15 20 Billion MWhs 5 10 0 Source: EIA 2007 2015 2020 2025 2030 2035 20 Global coal-fueled electricity is expected to expand

Thermal Coal Potential 3.0 1.0 0.8 30.8 (tons in millions) Cli k t dit M t btitl t l 26.5 (0.5) Click to edit Master subtitle style 2010E Panther Paint Creek Corridor G Rocklick Total Available 21 Additional thermal coal production as demand recovers

Blue Creek Complex Opened in late 2009 Two underground mines New preparation plant 1.0 million tons annual capacity Expected to be a lower-cost source of thermal coal

Significant Leverage To Rising Prices - Thermal Over 40% of 2011 production unpriced Long-term "under-water" coal supply agreement maturities ILB: 3.5 million ton contract expiring in Q1 2012 CAPP: 3.0 million ton contract expiring at the end of 2012, 1.5 million ton contract expiring in 2017 Significant upside when repriced at market rates Priced Volumes (Tons in millions) Average Selling Price per Ton (Priced tons; $ per ton) $66-$72 Current Market CAPP Term Business $40-$50 Current Market ILB Term Business 2010E 2011E Q2 - Q4 2010 Full Year 2011

U.S. Coal Supply/Demand Imbalance Demand expected to be greater than supply in CAPP in 2010 Millions of Tons 2009 2010 2011 2012 Total 58 5 -10 -15 CAPP 22.2 -10.4 -19.6 -22.6

Key Financial Metrics 2007 2008 2009 EBITDA 0.4 44.2 110.7 APP Cost per ton EBITDA (in millions) Significant progress in key financial metrics Guidance range 150% increase 2007 2008 2009 2010E Capex 55.6 121.4 78.3 150 Capital Expenditures (in millions) 92% increase

2010 Recapitalization Established a $125 million receivables securitization program Amended & restated credit facility - $427.5 million capacity with maturity of December 2013 Issued $250 million Senior Notes due in 2018 Increased liquidity to more than $450 million

Organic growth Development of extensive reserves Strategic acquisitions Existing operations Contiguous or other strategic reserves Joint ventures to expand with minimal capital outlays Further diversify into other basins Market-driven response Customer requirements Economic conditions Global & U.S. energy policies How We Will Grow - Longer-Term Response Our vision is to be a premier coal supplier

Comprehensive review of mine properties in response to markets Operational improvements Continued development of key new mines Strengthened balance sheet & liquidity The Path to Increased Shareholder Value Enhancing long-term shareholder value Flexibility to selectively increase production Plans to increase met shipments to at least 7.5 million tons Continued focus on operations and cost control Completed recapitalization & expanded credit facility 2010 Building Strength Ability to increase met shipments to over 9.0 million tons Resumption of organic growth plans Resumption of acquisition strategy Charting the Future 2009 Navigating Change

FINANCIAL COMMUNITY PRESENTATION June 2010 Contact: Janine Orf Director, Investor Relations 314.275.3680 jorf@patriotcoal.com

2007 2008 2009 EBITDA $0.4 $44.2 $110.7 Depreciation, Depletion & Amortization (85.6) (125.4) (205.3) Sales Contract Accretion, net - 249.5 298.6 Reclamation & Remediation Obligation Expense (20.2) (19.2) (35.1) Restructuring & Impairment Charge - - (20.2) Interest Expense (8.3) (23.6) (38.1) Interest Income 11.5 17.2 16.6 Noncontrolling Interest (4.7) - - Net Income (Loss) $(106.9) $142.7 $127.2 Reconciliation of EBITDA to Net Income ($ in Millions)